Exhibit 10.2

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED PURSUANT TO ITEM 601(B)(10)(IV) OF REGULATION S-K BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

SECOND AMENDMENT

to the

Exclusive Licensing Agreement

Effective 2nd day of January, 2019

Between

THE REGENTS OF THE UNIVERSITY OF CALIFORNIA

and

SANA BIOTECHNOLOGY, INC.

Effective 1st day of May, 2026, (the “Second Amendment Effective Date”) THE REGENTS OF THE UNIVERSITY OF CALIFORNIA (“THE REGENTS”), a California public corporation, having its statewide administrative offices at 1111 Franklin Street, 12th Floor, Oakland, California 94607-5200 and acting through its Office of Technology Management & Advancement, University of California San Francisco (“UCSF”), 490 Illinois Street, North Tower, 5th Floor, 500B San Francisco, CA 94158 and Sana Biotechnology, Inc, a Delaware corporation, having a principal place of business at 188 East Blaine Street, Suite 350, Seattle, WA 98102 (“LICENSEE”), agree as follows:

1.
BACKGROUND
1.1.
THE REGENTS and LICENSEE are parties to a License Agreement effective 2nd day of January, 2019, as amended effective 3rd day of December, 2020, with UC [***] ("Original Agreement") for UC Case Nos. [***].
1.2.
LICENSEE had a [***] due to a [***].
1.3.
LICENSEE requested to amend the Original Agreement for the purpose of updating the Due Diligence section, and the Regents agreed to amend the Original Agreement.

2.
AMENDMENTS
2.1.
Section 11.3.4 is deleted and replaced with the following:

11.3.4 [***];

3. Amendment Fee

3.1. THE LICENSEE will pay to THE REGENTS $[***] within [***] days after the Second Amendment Effective Date. This fee is non-refundable, non-cancelable, and is not an advance or otherwise creditable against any royalties or other payments required to be paid under the terms of this Agreement.

All other terms and conditions of the Original Agreement and First Agreement will remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment by their duly authorized officers or representatives as of the dates below:

THE REGENTS OF THE UNIVERSITY OF CALIFORNIA

By /s/ David Morris

Name David Morris

Title Vice Chancellor

Date 04/13/2026

SANA BIOTECHNOLOGY, INC.

By /s/ Brian Piper

Name Brian Piper

Title CFO

Date April 10, 2026